SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Orthovita, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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ORTHOVITA, INC.

45 GREAT VALLEY PARKWAY

MALVERN, PENNSYLVANIA 19355

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

May 4, 2004

DEAR ORTHOVITA, INC. SHAREHOLDERS:

On May 4, 2004, ORTHOVITA, INC. will hold its Annual Meeting of Shareholders at the Desmond Hotel, One Liberty Boulevard, Malvern, Pennsylvania, 19355, USA. The meeting will begin at 10:00 a.m., local time.

Holders of Orthovita’s stock of record at the close of business on March 12, 2004 are entitled to receive this notice and to vote at the meeting and any adjournments. The meeting is being held for the following purposes:

1.	To elect a Board of Directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2.	To approve an amendment and restatement to the Orthovita, Inc. 1997 Equity Compensation Plan; and

3.	To attend to other business properly brought before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

A list of our shareholders allowed to vote at the meeting will be available for inspection by any shareholder at the Annual Meeting.

By Order of the Board of Directors,

JOSEPH M. PAIVA

Corporate Secretary

Malvern,	Pennsylvania, USA
March	31, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT

YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE

ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE OR VIA THE INTERNET.

ORTHOVITA, INC.

45 GREAT VALLEY PARKWAY

MALVERN, PENNSYLVANIA 19355

PROXY STATEMENT

QUESTIONS AND ANSWERS

1.	Q: WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made on behalf of the Board of Directors of Orthovita, Inc. (“Orthovita”) for use at the 2004 Annual Meeting of Shareholders. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and Orthovita will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to ensure sufficient representation at the meeting, we may request, in person, by telephone or telecopy, the return of proxy cards. This solicitation may be made by our directors, officers or regular employees. We may also employ an outside firm to assist in the solicitation of proxies at our expense. Orthovita will pay the cost of solicitation of proxies.

2.	Q: WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?

A: This proxy statement and accompanying form of proxy were first mailed to shareholders on or about March 31, 2004.

3.	Q: WHAT MAY I VOTE ON?

A: (1) The election of nominees to serve on our Board of Directors; and

     (2) The amendment and restatement to the Orthovita, Inc. 1997 Equity Compensation Plan.

4.	Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends a vote FOR each of the nominees and the Board recommends a vote FOR the amendment and restatement to the Orthovita, Inc. 1997 Equity Compensation Plan.

5.	Q: WHO IS ENTITLED TO VOTE?

A: Only stockholders of record on March 12, 2004 will be entitled to notice, and to vote at, the Annual Meeting or any adjournment thereof.

6.	Q: HOW DO I VOTE?

A: There are three ways to vote – by telephone from the U.S. or Canada, by Internet OR by mail.

(1)	To vote by telephone, follow the “VOTE BY TELEPHONE” instructions on the proxy card. The proxy card has your unique and confidential control number at the bottom of the page.

(2)	To vote online via the Internet, follow the “VOTE BY INTERNET” instructions on the proxy card. The proxy card has your unique and confidential control number. You will access our Transfer Agent’s web side directly to vote the shares. Do not destroy your login number and password, since it will be needed if you choose to revoke your vote at a later time (see (d) below).

(3)	To vote by mail, complete, sign, date and return each proxy card you receive in the prepaid envelope.

You have the right to revoke your proxy, whether voted by telephone, by Internet or by mail at any time before the meeting by:

(a) notifying the Corporate Secretary, Joseph M. Paiva, at the address shown on the Notice of the Annual Meeting;

(b) voting in person;

(c) returning a later dated proxy card, OR;

(d) voting via the Internet at a later date.

Proxies that are voted in accordance with these instructions and are received by Orthovita prior to the meeting will be voted in accordance with the instructions contained thereon. If you return your signed proxy card but do not mark the boxes showing how you wish to vote and the executed proxy is not revoked, your shares will be voted FOR the proposal to elect the nominees to serve on the Board and will be voted FOR the proposal to amend and restate the Orthovita, Inc. 1997 Equity Compensation Plan.

7.	Q: WHO WILL COUNT THE VOTES?

A: Representatives of our Transfer Agent, StockTrans, will count the votes.

8.	Q: IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Transfer Agent, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit the Transfer Agent to tabulate and certify the vote; and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

9.	Q: HOW MANY SHARES CAN VOTE?

A: The holder of each outstanding share of Common Stock on the record date is entitled to one vote on each matter to be considered. As of the record date of the Annual Meeting, we had outstanding 40,528,637 shares of Common Stock.

10.	Q: WHAT IS A “QUORUM”?

A: The presence at the Annual Meeting, by person or by proxy, of shareholders representing a majority of the votes represented by the Common Stock is necessary to constitute a quorum for the transaction of business. There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. A WITHHELD vote will also be counted for quorum purposes.

11.	Q: WHAT ARE THE VOTING REQUIREMENTS TO APPROVE A PROPOSAL?

A: Assuming a quorum is present, nominees for director must receive a plurality of the votes cast to be elected. The proposal to amend and restate the Orthovita, Inc. 1997 Equity Compensation Plan must receive more than 50% of the votes cast to be approved. You may abstain from voting on the proposal to amend and restate the Orthovita, Inc. 1997 Equity Compensation Plan or withhold votes with regard to the election of directors. Neither abstentions nor withheld votes will have any effect on the outcome of the vote, but both abstentions and withheld votes will be counted for the purposes of determining a quorum.

12.	Q: WHAT ARE BROKER NON-VOTES?

A: A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Non-votes have no effect on the election of directors or the approval of the amendment and restatement to the 1997 Orthovita, Inc. Equity Compensation Plan.

13.	Q: WHO CAN ATTEND THE ANNUAL MEETING?

A: All shareholders of record as of March 12, 2004 may attend.

14.	Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the 2004 Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Joseph M. Paiva, our Chief Financial Officer and Secretary, to vote on such matters at his discretion.

15.	Q: WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

A: See “SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” beginning on page 4 of this proxy statement for the largest principal shareholders as of March 12, 2004.

16.	Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

A: All shareholder proposals to be considered for inclusion in next year’s proxy statement must be submitted in writing to Joseph M. Paiva, Secretary, Orthovita, Inc., 45 Great Valley Parkway, Malvern, Pennsylvania 19355 prior to December 1, 2004.

If a shareholder notifies us after December 1, 2004 of the intent to present a proposal at our 2005 Annual Meeting of Shareholders, we may use our discretionary voting authority with respect to such proposal, if presented at the meeting, without including the information regarding such proposal in our proxy statement.

17.	Q: CAN A SHAREHOLDER RECOMMEND NOMINEES TO BE DIRECTORS OF THE COMPANY?

A: As a shareholder, you may recommend any person as a nominee for director by writing to the Nominating Committee of the Board of Directors, c/o Orthovita, Inc., 45 Great Valley Parkway, Malvern, PA 19355. Recommendations must be received by December 1, 2004 for the 2005 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of the stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth certain information known to Orthovita regarding the beneficial ownership of the Common Stock as of March 12, 2004 (except as specified below) by (1) all beneficial owners of 5% or more of the Common Stock; (2) each director and nominee for election as director; (3) each executive officer named in the Summary Compensation Table included elsewhere herein and employed by Orthovita as of March 12, 2004; and (4) all executive officers, directors and nominees of Orthovita as a group. The number of shares beneficially owned by each person is determined under the rules of the Securities and Exchange Commission (“SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

Name and Address	Total Number of Shares Beneficially Owned (1)	Shares Issuable upon Exercise of Warrants (2)	Ownership Percent of Total (3)
Five Percent (5%) Shareholders:

Samuel D. Isaly OrbiMed Advisors LLC OrbiMed Capital LLC c/o OrbiMed Advisors, LLC 767 Third Avenue, 30th floor New York, NY 10017 UBS Juniper Management, L.L.C. UBS Fund Advisor, L.L.C. PW Alternative Asset Management Inc. 1285 Avenue of the Americas New York, NY 10019	5,350,000 (4)	—	13.2%

J.P. Morgan Chase & Co. 270 Park Avenue New York, NY 10017	2,610,345 (5)	—	6.4%

Table continued on next page

Directors and Named Executive Officers:
Morris Cheston, Jr.	45,155	38,750		*
Erik M. Erbe, Ph.D.	232,000	232,000		*
David Fitzgerald	43,750	43,750		*
Antony Koblish	157,050	154,750		*
Robert M. Levande	60,405	55,000	(6)	*
David J. McIlhenny	78,000	78,000		*
Mary Paetzold	41,250	41,250		*
Joseph M. Paiva	131,000	129,000		*
Maarten Persenaire	105,250	99,750		*
Russell B. Whitman	25,000	25,000		*
Directors and executive officers as a group (10 persons)	918,860	897,250		2.2%

*	Less than 1%

(1)	This table is based on information supplied by officers, directors and principal shareholders of Orthovita and on any Schedules 13D or 13G filed with the SEC. On that basis, Orthovita believes that each of the shareholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned except as otherwise indicated in the footnotes to this table. The total number of shares beneficially owned includes shares of outstanding Common Stock and shares of Common Stock issuable upon the exercise of stock options exercisable currently or within sixty days of March 12, 2004.

(2)	Shares that can be acquired upon the exercise of stock options exercisable currently or within sixty days of March 12, 2004.

(3)	Applicable percentages are based on 40,528,637 shares of Common Stock outstanding on March 12, 2004.

(4)	Based solely on information contained in the Amendment to Schedule 13D dated as of March 10, 2004, filed with the SEC by Samuel D. Isaly (“Isaly”), OrbiMed Advisors LLC, OrbiMed Capital LLC, UBS Juniper Management, L.L.C. (“Juniper”), UBS Fund Advisor, L.L.C. and PW Alternative Asset Management, Inc. OrbiMed Advisors LLC is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that acts as managing member of OrbiMed Associates LLC (“Associates”) pursuant to the terms of its limited liability company agreement and general partner to Caduceus Private Investments, LP, a private equity fund (“Caduceus”), pursuant to the terms of its limited partnership agreement. OrbiMed Capital LLC is a registered investment advisor under the Investment Advisers Act of 1940, as amended, UBS Juniper Management, L.L.C. is a limited liability company that serves as the joint venture vehicle through which OrbiMed Advisors LLC. acts as investment adviser to certain clients. UBS Fund Advisor, L.L.C., is a limited liability company that serves as the managing member of UBS Juniper Management, L.L.C. PW Alternative Asset Management, Inc. (“PWAAM”) is the sole member of UBS Fund Advisor, LLC. PWAAM is a wholly owned subsidiary of PaineWebber Capital, Inc., which is an indirect wholly owned subsidiary of UBS AG. (PWAAM, UBS Juniper management, L.L.C., UBS Fund Advisor, L.L.C. and UBS Juniper Crossover Fund L.L.C. are collectively referred to herein as the “UBS entities”). Isaly, a natural person, owns a controlling interest in OrbiMed Advisors LLC and OrbiMed Capital LLC. OrbiMed Advisors LLC, through the Juniper joint venture with UBS Fund Advisor, L.L.C., acts as investment manager of Juniper, a registered investment company, pursuant to the terms of the UBS Juniper Crossover Fund, L.L.C. investment advisory agreement. Pursuant to these agreements and relationships, OrbiMed Advisors LLC and OrbiMed Capital LLC have discretionary investment management authority with respect to the assets of Caduceus, Associates and Juniper. Such authority includes the power to vote and otherwise dispose of securities purchased by Caduceus, Associates and Juniper. As a result, Samuel D. Isaly, OrbiMed Advisors LLC and OrbiMed Capital LLC share power to direct the vote and to direct the disposition of all of the 5,350,000 shares. The UBS entities also have investment authority with respect to the assets of Juniper, and as a result, share power to divert the vote and direct the disposition of 1,770,000 of the shares.

(5)	Based solely on information contained in the Schedule 13G dated as of February 12, 2004, filed with the SEC by J.P. Morgan Chase & Co (“JP Morgan”), and consists of (i) 2,579,100 shares as to which JP Morgan claims sole voting power, (ii) 470 shares as to which JP Morgan claims shared voting power, (iii) 2,595,450 shares as to which JP Morgan claims sole dispositive power and (iv) 14,895 shares as to which JP Morgan claims shared dispositive power.

(6)	Includes options to purchase 52,500 shares of Common Stock owned by Mr. Levande. Also includes options to purchase 10,000 shares of Common Stock owned by Palantir Group, Inc. Mr. Levande is the President of Palantir Group, Inc.

ELECTION OF DIRECTORS

There are currently six members of the Board of Directors and we are seeking election for these members. All directors are elected annually and serve a one-year term until the next Annual Meeting of Shareholders or until a respective successor is duly elected and qualified, or until the earliest of his or her death, retirement or resignation.

The Board of Directors believes that the nominees will be able to serve as directors, if elected. If any nominee is unable to stand for re-election, proxies will be voted for the election of such other person as the Board of Directors may recommend, unless the Board reduces the number of directors.

Set forth below is certain information concerning the nominees for election as directors:

NOMINEES FOR THE BOARD OF DIRECTORS

Name and Length of Service as Director	Age	Principal Occupation and Certain Directorships
Morris Cheston, Jr. Director since May 2001	66	Mr. Cheston has been a partner in the law firm of Ballard Spahr Andrews & Ingersoll, LLP since 1971. His practice focuses on securities, mergers and acquisitions and technology transfer, principally in the biotechnology industry. Mr. Cheston is active in numerous civic and charitable organizations including currently serving as the Chairman, Board of Managers of Pennsylvania Hospital and a Trustee, and a Member of the Executive Committee of the University of Pennsylvania Health System. Mr. Cheston received a B.A. from Princeton University and his Juris Doctor from Harvard Law School.

David Fitzgerald Director since December 2002	70	Mr. Fitzgerald has been involved in a number of start-up and development stage companies, serving as a consultant, CEO and director at varying times. He is currently a Director at LifeCell Corporation, a publicly traded tissue implant company, and Arthrocare Corp., a developer of a technology platform for soft tissue surgical procedures. From 1980 until his retirement in 1995, Mr. Fitzgerald served in several capacities as President and CEO of Howmedica, Inc., Executive Vice President of Pfizer Hospital Products Group, and Vice President of Pfizer, Inc. Mr. Fitzgerald has a B.S. from American International College and an M.B.A. from New York University.

Antony Koblish Director since April 2002	38	Mr. Koblish has served as President and Chief Executive Officer of Orthovita since April 2002, after serving as Senior Vice President of Commercial Operations since June 2001. From January 1999 to June 2001, Mr. Koblish managed Orthovita’s Worldwide Marketing division. Prior to 1999, Mr. Koblish served as Director of Marketing and Product Development, Reconstructive Specialty Group of Howmedica, Inc., a subsidiary of Pfizer, Inc., a supplier of PMMA for joint implants. Mr. Koblish earned a B.S. degree in Mechanical Engineering from Worcester Polytechnic Institute and completed a Master of Science degree in Engineering, Mechanical Engineering and Applied Mechanics at the University of Pennsylvania.

Name and Length of Service as Director	Age	Principal Occupation and Certain Directorships
Robert M. Levande Director since May 2000	54	Mr. Levande became Managing Director at MDB Capital Group LLC in 2003, having previously served as Managing Director at Gilford Securities, Inc., an investment firm, since April 2002. In addition, he founded and has served as president of the Palantir Group, Inc., a private consulting firm specializing in providing strategic advice to entrepreneurs in the medical technology industry since January 1999. From 1972 to 1998, Mr. Levande served in various managerial positions with Pfizer Inc. including Vice President – Business Analysis & Development of its Medical Technology Group (1996 to 1998) and Senior Vice President of Howmedica Inc., its largest business unit. Mr. Levande received his B.S. from Wharton School of Finance & Commerce of the University of Pennsylvania and an M.B.A. from Columbia University.

Mary Paetzold Director since February 2003	54	Ms. Paetzold is a retired CPA with thirty years of experience with public and private companies. Ms. Paetzold currently serves as a director and chairman of the audit committee for Immunomedics, Inc., a publicly traded biotechnology company. From 1994 through February 2000, Ms. Paetzold served as Vice President, chief financial officer, and director (1996-1997) of Ecogen, Inc., a publicly traded agricultural biotechnology company. From 1973 through 1994, Ms. Paetzold was affiliated with KPMG Peat Marwick, LLP and, in 1979, was nominated to a three-year assignment to the firm’s Executive Office, Department of Professional Practice - Professional Standards and Quality Assurance. Ms. Paetzold was elected partner in 1984 and appointed as an SEC Reviewing Partner in 1986. Ms. Paetzold has a B.A. in Mathematics from Montclair State University.

Russell B. Whitman Director since October 2003	59	Mr. Whitman is currently a member of the Board of Trustees of the Long Island High Technology Incubator. From 1996 to 2000, Mr. Whitman served as President and CEO of Matrix Biotechnologies, a development stage company engaged in the development of medical implants for articular cartiledge repair. In 1987, Mr. Whitman became President and CEO of Curative Technologies, Inc. where he remained through 1995, becoming chairman in 1990. From 1969 through 1987, Mr. Whitman was employed by Pfizer, Inc. in a variety of management positions. His final position held was Senior Vice President for Pfizer’s Hospital Products Group which included American Medical Systems, Valleylab, Deknatel, United, European Surgical Products, and Pfizer Laser Products. In addition, Mr. Whitman was previously Chairman and a Board member of the New York Biotechnology Association. Mr. Whitman earned a B.S. in Chemistry from St. Lawrence University and an M.B.A. from the Wharton Graduate School of the University of Pennsylvania.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Affirmative Determinations Regarding Director Independence

The Board of Directors has determined each of the following directors to be an “independent director” as such terms is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the “NASD”):

Morris Cheston, Jr.

David Fitzgerald

Robert M. Levande

Mary Paetzold

Russell B. Whitman

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Orthovita Inc.’s business is managed under the direction of the Board of Directors (the “Board”). The Board delegates the conduct of business to our senior management team. Our full Board generally meets four times a year in regularly scheduled meetings; however, it may meet more often if necessary. The Board held seven meetings during 2003. The Chief Executive Officer (“CEO”), in consultation with the Chairperson, usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings; however, Board members may raise other matters at the meetings. The CEO, Chief Financial Officer and, from time to time, other senior management make presentations to the Board at the meetings. A substantial portion of the meeting time is devoted to the Board’s discussion of these presentations. Significant matters that require Board approval are voted on at the meetings. During 2003, each director attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served.

The Board considers all major decisions. The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Special Dividend Committee. These committees, their principal functions and their respective memberships are described below.

Audit Committee

The current members of the Audit Committee are Mary Paetzold, who serves as Chairperson, Morris Cheston, Jr. and Robert M. Levande. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards currently in effect and as defined by the SEC. The Board has determined that Mary Paetzold qualifies as an audit committee financial expert as defined by the SEC.

The Audit Committee provides oversight of the quality and integrity of the Company’s financial statements, internal controls and financial reporting process. In addition, the Audit Committee oversees the Company’s process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. The Audit Committee meets at least quarterly with our management and outside independent public auditors to discuss our financial statements and earnings press releases prior to any public release or filing of the information, reviews the independence of our independent public auditors, selects the firm of independent public auditors for appointment by Orthovita and pre-approves all audit, tax and non-audit services rendered by Orthovita’s independent public auditors. The Audit Committee held seven meetings during the year ended December 31, 2003. In 2004, the Audit Committee approved, and the Board adopted, an amended and restated charter, which is filed as Appendix A to this proxy statement.

Compensation Committee

The current members of the Compensation Committee are Russell B. Whitman, who serves as Chairperson, and David Fitzgerald. Each of the members of the Compensation Committee is independent as defined by Nasdaq listing standards currently in effect and those approved by the SEC on November 4, 2003.

The Compensation Committee is responsible for reviewing the Company’s compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other Company employees. In addition, the Compensation Committee reviews compensation arrangements and incentive goals for executive officers and oversees the administration of the Company’s compensation plans. The Compensation Committee reviews the performance of executive officers and awards incentive compensation and adjusts compensation arrangements as appropriate based upon performance. The Compensation Committee held one meeting during the year ended December 31, 2003.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee (the “Governance Committee”) are David Fitzgerald, who serves as Chairperson, Morris Cheston, Jr. and Russell Whitman. Each of the members of the Governance Committee is independent as defined by Nasdaq listing standards currently in effect and those approved by the SEC on November 4, 2003. The Governance Committee was formed by the Board in January 2004 and held no meetings in 2003. A current copy of the charter for the Governance Committee is attached as Appendix B to this proxy statement.

The Governance Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters. Among its other duties, the Governance Committee advises the Board regarding the operations of the Board, identifies individuals qualified to serve as members of the Board, recommends to the Board the director nominees for election as director at the next annual meeting of shareholders and recommends to the Board individuals to fill vacancies on the Board. In addition, the Governance Committee recommends to the Board the responsibilities of each Board committee, the structure and operation of each Board committee, and the director nominees for assignment to each Board committee. The Governance Committee oversees the Board’s annual evaluation of its performance and the performance of other Board committees. The Governance Committee develops and recommends to the Board corporate governance guidelines for the Company and periodically reviews such guidelines.

Director Nominee Qualifications. While all nominees should have the highest personal integrity, meet any regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Governance Committee, with input from the Company’s Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and the Company. Because the Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. In evaluating potential candidates, however, the Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need (e.g., the need for an audit committee financial expert), as well as the candidate’s ability and commitment to understand the Company and its industry and to devote the time necessary to fulfill the role of director (including without limitation regularly attending and participating in meetings of the Board and its Committees). In consideration potential candidates, the Governance Committee should consider the overall competency of the Board in the following areas: (i) industry knowledge; (ii) accounting and finance (iii) business judgment; (iv) management; (v) leadership; (vi) business strategy; (vii) crisis management, and (viii) corporate governance. In addition, the Governance Committee may consider other factors, as appropriate in a particular case, including without limitation the candidate’s (i) sound business and personal judgment; (ii) diversity of origin, experience, background and thought; (iii) senior management experience and demonstrated leadership ability; (iv) accountability and integrity; (v) financial literacy; (vi) industry or business knowledge, including science, technology, and marketing acumen; (vii) the extent, nature and quality of relationships and standing in the research and local communities; (viii) in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Governance Committee; (ix) independence of thought and ideas; and (x) other board appointments and nominees should not have, or appear to have, a conflict of interest that would impair their responsibilities as a member of the Board.

Identification of Nominees. The Governance Committee considers recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, community leaders and members of management. As described in “Questions and Answers” above, the Governance Committee will also consider shareholder recommendations for Board nominees that are received in a timely manner and in accordance with the procedures outlined. The Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, shareholders or others.

Shareholders also have the right to nominate director candidates themselves without any prior review or recommendation by the Governance Committee or the Board of Directors, by following the procedures set forth under our Bylaws as described at “Shareholder Proposals for 2004 Annual Meeting of Shareholders” in this Proxy Statement.

Special Dividend Committee

The current members of the Special Dividend Committee are David Fitzgerald and Antony Koblish. The Special Dividend Committee is responsible for approving for payment any required quarterly dividends on our Series A Preferred Stock, and determining if the quarterly dividend should be paid in cash or in-kind. The Special Dividend Committee held one meeting in 2003. Due to the automatic conversion during the second quarter of 2003 of the Series A Preferred Stock, no dividends were required to be paid for periods after March 31, 2003; therefore, we do not anticipate holding future Special Dividend Committee meetings.

Shareholder Communications to the Board of Directors

Shareholders may send communications to our Board in writing, addressed to the full Board of Directors or a specific committee of the Board of Directors, c/o Director, Investor Relations, Orthovita Inc., 45 Great Valley Parkway, Malvern, PA 19355, telephone 610-640-1775 or email to: investorrelations@orthovita.com. All written communications so addressed will be promptly forwarded to the chairman of our Nominating and Corporate Governance Committee.

Board Attendance at Annual Shareholder Meetings

It is the Board’s policy that directors attend our annual meetings of shareholders. All of our directors attended the 2003 Annual Meeting of Shareholders, held on June 12, 2003.

Code of Ethics

We have adopted a Code of Conduct that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department) and our directors. Our Code of Conduct may be obtained free of charge by sending a written request to Orthovita, Inc., c/o: Director, Investor Relations, at 45 Great Valley Parkway, Malvern, PA 19355.

DIRECTORS’ COMPENSATION

Outside directors are eligible to receive an initial grant of non-qualified stock options, an annual grant of non-qualified stock options and an annual remuneration paid in the form of either a restricted stock grant or a non-qualified stock option grant. Outside directors receive no cash compensation except for reimbursement for travel expenses to the Board meetings. Employee directors are not eligible for any additional compensation for service on the Board or its committees. We pay for liability insurance on behalf of all directors. The following table sets forth the compensation paid to directors in 2003.

Effective Date	Non-qualified Stock Options: Initial Grant	Non-qualified Stock Options: Annual Grant	Restricted Stock or Non- qualified Stock Options: Annual Remuneration
June 12, 2003	25,000 fully vested non-qualified stock options upon election to the Board.	10,000 per calendar year under our 1997 Equity Compensation Plan. The exercise price is the market price of our Common Stock on the date of the Annual Meeting of Shareholders. Half of the options granted vest immediately and 25% vest for each of the following two years.	$15,000 annual remuneration paid in the form of a restricted stock grant or a fully-vested non-qualified stock option grant.

In addition to the above compensation for board members, the following table sets forth the compensation paid to our Board and committee chairpersons and committee members in 2003.

Effective Date	Non-qualified Stock Options: Annual Grant Board Chairperson	Non-qualified Stock Options: Annual Grant Audit Committee Chairperson	Non-qualified Stock Options: Annual Grant Audit Committee Member	Non-qualified Stock Options: Annual Grant Compensation Committee Member
June 12, 2003	10,000 per calendar year under our 1997 Equity Compensation Plan. The exercise price is the market price of our Common Stock on the date of the Annual Meeting of Shareholders. Half of the options granted vest immediately and 25% vest for each of the following two years.	7,500 per calendar year under our 1997 Equity Compensation Plan. The exercise price is the market price of our Common Stock on the date of the Annual Meeting of Shareholders. Half of the options granted vest immediately and 25% vest for each of the following two years.	5,000 per calendar year under our 1997 Equity Compensation Plan. The exercise price is the market price of our Common Stock on the date of the Annual Meeting of Shareholders. Half of the options granted vest immediately and 25% vest for each of the following two years.	2,500 per calendar year under our 1997 Equity Compensation Plan. The exercise price is the market price of our Common Stock on the date of the Annual Meeting of Shareholders. Half of the options granted vest immediately and 25% vest for each of the following two years.

Executive Officers and Significant Employees of Orthovita

The names, business experience and ages of Orthovita’s executive officers are listed below:

Name	Business Experience	Age
Antony Koblish	Mr. Koblish has served as President and Chief Executive Officer of Orthovita since April 2002, after serving as Senior Vice President of Commercial Operations since June 2001. From January 1999 to June 2001, Mr. Koblish managed Orthovita’s Worldwide Marketing division. Prior to 1999, Mr. Koblish served as Director of Marketing and Product Development, Reconstructive Specialty Group of Howmedica, Inc., a subsidiary of Pfizer, Inc., and a supplier of PMMA for joint implants. Mr. Koblish earned a B.S. degree in Mechanical Engineering from Worcester Polytechnic Institute and completed a Master of Science degree in Engineering, Mechanical Engineering and Applied Mechanics at the University of Pennsylvania.	38

Erik M. Erbe, Ph.D.	Dr. Erbe was promoted to Chief Science Officer in April of 2002 after serving as Vice President, Research and Development of the Company since May 1995. Prior thereto, Dr. Erbe was the Senior Product Development Engineer of 3M’s Dental Products Division and Ceramic Technology Center from 1991 to 1995, where he developed expertise in chemical ceramic synthesis and fabrication technologies. Dr. Erbe received his doctorate from the University of Missouri at Rolla in Ceramic Engineering and Glass Science, during which 6 years of research was conducted in the fields of glasses for radiopharmaceutical applications, bioabsorbable composites for bone fixation, and sol-gel derived glasses for drug delivery.	39

Maarten Persenaire, M.D.	Dr. Persenaire has served as the Company’s Chief Medical Officer since April 1999. Currently, Dr. Persenaire is responsible for the Company’s strategic direction in clinical research and medical education as well as marketing program. Prior to joining Orthovita, Dr. Persenaire was Vice President of Clinical Affairs at AcroMed Corporation, a DePuy-Johnson & Johnson company. Dr. Persenaire joined AcroMed, Netherlands in 1992 as Medical Director, coming to the U.S. to become Vice President for Clinical Affairs of AcroMed, headquartered in Cleveland, Ohio. Dr. Persenaire, fluent in four languages, received his medical degree from the Groningen State University in The Netherlands in 1982 and served his internship and residency in Internal Medicine and Surgery at the Greertruiden Hospital, The Netherlands, 1983.	47

Table continued on next page

Name	Business Experience	Age
Joseph M. Paiva	Mr. Paiva has been the Company’s Chief Financial Officer since December 1997. Previously, Mr. Paiva was the Controller of Cephalon, Inc., an international biopharmaceutical company, from December 1995 to December 1997. Mr. Paiva received a B.S. in Accounting from Fairleigh Dickinson University in New Jersey and a M.B.A. from Rutgers University in New Jersey. Mr. Paiva is a Certified Public Accountant.	48

David J. McIlhenny	Mr. McIlhenny was promoted in December 2002 to Senior Vice President, Operations after serving as Vice President of Quality Assurance and Regulatory Affairs. Mr. McIlhenny has previously been Vice President of Quality Systems and Operations Support and from 1995 to 1999 Director of Manufacturing and Quality Control. From 1991 to 1995, Mr. McIlhenny was Director of Operations and Engineering at Surgical Laser Technology, a company which developed, manufactured and marketed regulatory approved medical lasers and disposable fiber optic laser delivery systems. Mr. McIlhenny received a B.S. in Civil Engineering from The Pennsylvania State University, a B.S. in Mechanical Engineering from Drexel University and an M.B.A. from Old Dominion University.	69

The names, business experience and ages of Orthovita’s significant employees are listed below:

Name	Business Experience	Age
Charanpreet Bagga	Mr. Bagga was promoted in January 2003 to Vice President of Product Development after serving as Senior Director of Design & Development, and Director of Design & Development since May 2000. Before joining Orthovita, Mr. Bagga worked as Product Development Manager for Sulzer Spinetech. Prior thereto, Mr. Bagga was employed by Howmedica, Inc., a subsidiary of Stryker Corp., since January of 1992. Mr. Bagga has a Bachelor of Engineering Degree in Mechanical Engineering from Punjab Engineering College Chandigarh, India and Master of Science Degree in Mechanical Engineering from New Jersey Institute of Technology.	34

Jeffrey Marx, Ph.D.	Dr. Marx was promoted to Vice President of Technical Education in May 2003 after serving as Senior Director of Technical Education and Director of Technical Education since March of 2001. Prior to joining Orthovita, Dr. Marx helped initiate and lead a startup orthopaedic biomaterials company in Wisconsin for four years. Dr. Marx completed his Ph.D. in Ceramic Engineering at the University of Missouri Rolla and his B.S. in Ceramic Science and Engineering at The Pennsylvania State University.	36

Table continued on next page

Name	Business Experience	Age
Doug Low	Mr. Low was promoted to Vice President of European Operations in May 2002 after serving as Director of European Operations since September 2001. Mr. Low has 13 years experience in the healthcare industry, and has held senior marketing positions at both Stryker Howmedica and DePuy, a Johnson and Johnson company, where he was responsible for the International Knee Business Unit. Mr. Low graduated in 1981 with a B.A. in Economics and Marketing from the University of Strathclyde, Glasgow.	55

Christopher H. Smith	Mr. Smith joined Orthovita in February 2004. Prior to joining Orthovita, from 1999 to 2004, Mr. Smith was a group director at Medtronic Neurologic Technologies, a division of Medtronic, Inc. Prior to his sales management position at Medtronic, from 1992 to 1999, Mr. Smith founded and was president of ThoroughMed Inc., a spine, neurosurgery and biomaterials distributor agency based in New York. ThoroughMed was acquired by Medtronic in 1999 and incorporated into Medtronic’s Neurologic Technologies sales division.	43

EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy. The Compensation Committee of the Board of Directors’ (the “Compensation Committee”) philosophy is to promote the achievement of the Company’s annual and long-term performance objectives as set by the CEO and approved by the Board, to ensure that the executive officers’ interests are aligned with the success of the Company, and provide compensation opportunities that will attract, retain, and motivate superior executive personnel. This philosophy contemplates that the compensation of each executive officer should be influenced significantly by the executive officer’s performance, measured by financial, non-financial, and market performance, as well as the compensation levels of an appropriate peer group. The Compensation Committee attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for shareholders with components based upon the execution of shorter-term strategic goals. The Compensation Committee believes that it has instituted a management compensation plan which:

•	Attracts and retains talented management;

•	Provides both short-term and long-term incentives; and

•	Focuses performance on the achievements of Orthovita’s objectives.

Compensation Methodology. The Compensation Committee develops and implements compensation policies, plans and programs which seek to enhance shareholder value of Orthovita by closely aligning the financial interests of Orthovita’s senior management with those of its shareholders. In order to determine appropriate compensation for the CEO and other executives officers, the Compensation Committee reviews the compensation plans for companies in industries similar to Orthovita’s and with comparable revenue.

The Compensation Committee’s compensation program for senior management is comprised of the following:

Base salary. The annual base salary is designed to compensate executives for their sustained performance and level of responsibility. Base salary is based on individual performance and the executives’ experience. The Compensation Committee approves all salary increases for executive officers.

Annual performance bonus. An annual discretionary cash bonus program is established in order to promote the achievement of Orthovita’s annual performance objectives. Company and individual goals and milestones are established no later than January of each year, and include targets for progress in sales, cash flow, research and development, clinical activities, and financing activities. The compensation program provides bonus incentives for achievements of these goals, and the Compensation Committee believes that attainment of these goals will be in the long-term best interests of Orthovita’s shareholders. Bonus amounts for each executive are recommended to the Compensation Committee by the CEO and are dependent upon the level of achievement of Orthovita as well as the individual.

Long-term incentive compensation. The Compensation Committee determines the number of incentive stock option grants, restricted stock awards or other grants under the 1997 Equity Compensation Plan, if any, to be granted to each executive. These recommendations are based on the executive’s ability to impact the financial and operational performance of Orthovita; the executive’s past performance; and the expectation of the executive’s future performance and contributions. All stock options and restricted stock awards are granted with an exercise price equal to the closing market price of Orthovita’s Common Stock on the date of grant or award.

Compensation of the Chief Executive Officer. The Compensation Committee meets at least annually to evaluate the performance of the CEO. Based on this evaluation, the Compensation Committee may recommend to the Board of Directors for approval a salary increase, annual bonus and/or long-term incentive award, if any. The CEO’s performance requires a higher degree of policy-making and decision-making authority and a higher level of responsibility with respect to our strategic direction and financial and operating results. Accordingly, the CEO’s compensation reflects the CEO’s long-term commitment and contributions to our success. The CEO’s compensation for fiscal year 2003 included an annual base salary of $225,000 and a bonus of $120,319, which was paid in February 2004. In addition Orthovita granted Mr. Koblish options to purchase 200,000 shares of Orthovita’s Common Stock in December 2003 for meeting performance objectives as CEO.

Certain provisions of the Internal Revenue Code provide generally that publicly held corporations may not deduct compensation for its chief executive officer or each of other specified executive officers to the extent that such compensation exceeds $1 million for the executive. It is not expected that these provisions will adversely affect Orthovita based on its current compensatory structure. In this regard, base salary and bonus levels are expected to remain well below the $1 million limitation in the foreseeable future. In addition, Orthovita’s 1997 Equity Compensation Plan is designed to preserve, to the extent otherwise available, the deductibility of income realized upon the exercise of stock options under the plan regardless of whether such income, together with salary, bonus and other compensation, exceeds $1 million.

The Compensation Committee is comprised solely of independent directors as defined in Rule 4200(a)(15) of the NASD’s listing standards. At the beginning of fiscal 2003, the Compensation Committee of the Board of Directors was comprised of two independent directors, Messrs. Garvey and Silverstein, appointed by the Board. In February 2003, Mr. Garvey resigned as a director and Mr. David Fitzgerald was named a member of the Compensation Committee to replace Mr. Garvey. In October 2003, Mr. Silverstein resigned as a director and Mr. Russell B. Whitman was named a member of the Compensation Committee to replace Mr. Silverstein.

Respectfully submitted,

Russell B. Whitman, Chairperson

David Fitzgerald

March 12, 2004

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation paid by Orthovita with respect to Orthovita’s Chief Executive Officer during 2003 and Orthovita’s four other most highly compensated executive officers (“Named Executive Officers”).

		Annual Compensation		Long-Term Incentive Compensation
Executive Officer Principal Position	Year	Salary ($)	Bonus ($) (6)	Securities Underlying Options (#)	All Other Compensation ($)
Antony Koblish, Chief Executive Officer (1)	2003 2002 2001	225,000 209,600 156,048	120,319 — 30,000	200,000 178,000 25,000	8,225 7,608 6,352

Erik M. Erbe, Ph.D., Chief Science Officer (2)	2003 2002 2001	186,600 183,270 174,000	65,077 — 32,500	110,000 80,000 15,000	7,315 7,003 6,762

Maarten Persenaire, M.D., Chief Medical Officer (3)	2003 2002 2001	186,500 186,500 183,750	65,045 — 25,000	110,000 63,000 15,000	7,253 8,603 8,331

Joseph M. Paiva, Chief Financial Officer (4)	2003 2002 2001	185,000 181,525 172,000	73,120 — 33,000	120,000 81,000 15,000	7,660 7,182 6,937

David J. McIlhenny, Senior Vice President, Operations (5)	2003 2002 2001	165,000 148,615 140,000	57,544 — 28,000	110,000 71,000 20,000	13,405 13,668 12,892

(1)	Mr. Koblish has been Chief Executive Officer since April 23, 2002. See “Executive Compensation: Report of the Compensation Committee” for details of the 2003 securities underlying options granted during 2003. The amounts disclosed under All Other Compensation for Mr. Koblish include $2,225, $2,108 and $1,102 for life and disability insurance premiums in 2003, 2002 and 2001, respectively, and $6,000, $5,500 and $5,250 in 2003, 2002 and 2001, respectively, of Orthovita’s matching contributions under Orthovita’s 401(k) plan.
(2)	The amounts disclosed under All Other Compensation for Dr. Erbe include $1,315, $1,503 and $1,512 for life and disability insurance premiums in 2003, 2002 and 2001, respectively, and $6,000, $5,500 and $5,250 in 2003, 2002 and 2001, respectively, of Orthovita’s matching contributions under Orthovita’s 401(k) plan.
(3)	The amounts disclosed under All Other Compensation for Dr. Persenaire include $2,590, $3,103 and $3,175 for life and disability insurance premiums in 2003, 2002 and 2001, respectively, and $4,663, $5,500 and $5,156 in 2003, 2002 and 2001, respectively, of Orthovita’s matching contributions under Orthovita’s 401(k) plan.

(4)	The amounts disclosed under All Other Compensation for Mr. Paiva include $1,660, $1,682 and $1,687 for life and disability insurance premiums in 2003, 2002 and 2001, respectively, and $6,000, $5,500 and $5,250 in 2003, 2002 and 2001, respectively, of Orthovita’s matching contributions under Orthovita’s 401(k) plan.
(5)	The amounts disclosed under All Other Compensation for Mr. McIlhenny include $7,405, $8,168 and $7,642 for life and disability insurance premiums in 2003, 2002 and 2001, respectively, and $6,000, $5,500 and $5,250 in 2003, 2002 and 2001, respectively, of Orthovita’s matching contributions under Orthovita’s 401(k) plan.
(6)	Reflects amounts earned in year of performance but paid in subsequent year.

OPTION GRANTS IN FISCAL 2003 (1). The following table presents information concerning the options granted under the 1997 Equity Compensation Plan to Named Executive Officers during 2003.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5% Annual Growth Rate	10% Annual Growth Rate
Antony Koblish	200,000	15.9%	$3.12	December 22, 2013	$1,045,750	$1,665,183

Erik M. Erbe, Ph.D.	110,000	8.7%	$3.12	December 22, 2013	$575,163	$915,850

Maarten Persenaire	110,000	8.7%	$3.12	December 22, 2013	$575,163	$915,850

Joseph M. Paiva	120,000	9.5%	$3.12	December 22, 2013	$627,450	$999,110

David J. McIlhenny	110,000	8.7%	$3.12	December 22, 2013	$575,163	$915,850

(1)	All options granted to Named Executive Officers have an exercise price per share equal to the closing price of Orthovita’s Common Stock on the date of grant. Option grants are vested at a rate of 25% per year beginning one year from date of grant. In addition, all option grants have a ten-year term.
(2)	These amounts are based on an assumption that the stock price of the shares of Common Stock appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of our Common Stock. These values do not take into account contractual provisions of the options, which provide for termination of an option following termination of employment, non-transferability and vesting. These amounts are calculated based on the requirements promulgated by the SEC and are not intended to forecast possible future increases, if any, in the market price of Orthovita’s Common Stock.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES. The following table presents information about the number and value of options held by the Named Executive Officers at December 31, 2003. No options were exercised during 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Antony Koblish	109,000	339,000	$33,715	$113,265
Erik M. Erbe, Ph.D.	213,250	168,750	$26,000	$31,200
Maarten Persenaire	87,750	160,250	$7,703	$29,228
Joseph M. Paiva	113,750	181,750	$10,218	$35,993
David J. McIlhenny	62,750	169,250	$8,930	$32,280

(1)	Based upon the difference between (i) the $3.21 per share closing price of our Common Stock on the Nasdaq National Market on December 31, 2003, and (ii) the exercise price of unexercised in-the-money options.

DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION

AS OF DECEMBER 31, 2003

The following table provides information on the Company’s equity compensation plans as of December 31, 2003. All of Orthovita’s equity compensation plans have been approved by Orthovita’s shareholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Shareholders	4,690,172	$3.53	173,209
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	4,690,172	$3.53	173,209

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

In May 2002, Orthovita entered into employment agreements with each of Messrs. Koblish and Paiva and Dr. Erbe. Mr. Koblish’s agreement provides for employment as our Chief Executive Officer and President at an annual salary of $225,000 plus an automobile allowance of $800 per month. Mr. Paiva’s agreement provides for employment as our Chief Financial Officer, at an annual salary of $185,000 plus an automobile allowance of $600 per month. Dr. Erbe’s agreement provides for employment as our Chief Science Officer, at an annual salary of $186,600 plus an automobile allowance of $600 per month. Each of the employment agreements with Messrs. Koblish, Paiva and Dr. Erbe contains terms customarily found in executive officer employment agreements, including provisions relating to the reimbursement of certain business expenses, participation in employee benefit plans generally available to the other executive officers of Orthovita, life insurance, and confidentiality and non-competition provisions. Each of the agreements with Messrs. Koblish, Paiva and Dr. Erbe provides for renewable one-year terms. In addition, each of the agreements contains the following severance benefits and change of control provisions. If the executive officer is terminated without “cause” (as defined in the respective employment agreement) or suffers a “constructive termination without cause”, Orthovita or its successor entity will: (i) pay up to eighteen months of salary (for Messrs. Koblish and Paiva) and/or twenty-four months of salary (for Dr. Erbe) as a severance benefit; (ii) for a period of eighteen months (Messrs. Koblish and Paiva) or twenty-four months (Dr. Erbe) following each termination or constructive termination without cause, continue health insurance coverage; and (iii) pay for unused vacation time. In addition, the Company will pay one hundred percent (100%) of any stock option, restricted stock or other stock grants or awards made to the executive officer that have not yet become exercisable or vested shall become exercisable or vested.

❖	The receipt of the eighteen month (as to Messrs. Koblish and Paiva) or twenty-four month (as to Dr. Erbe) salary continuation severance payment described above is conditioned upon the executive executing a release in favor of Orthovita. If the executive does not execute and deliver the release, he will be entitled to the amount of his base salary for the remainder of the term of his employment agreement.

❖	The severance benefit will end or be decreased if the executive begins comparable employment elsewhere, subject to certain conditions.

❖	Upon the occurrence of a change of control of the Company, one hundred percent (100%) of any stock option, restricted stock or other stock grants or awards made to the executive officer that have not yet become exercisable or vested shall become exercisable or vested.

Under each of the employment agreements, a “change of control” is defined generally as meaning the acquisition by a person of securities having more than 50% of the voting power of Orthovita’s outstanding securities; a sale or other disposition of substantially all of Orthovita’s assets; a liquidation or dissolution of Orthovita; any transaction in which the shareholders of Orthovita do not beneficially own at least 50% of the voting power of the surviving company in the election of directors; or a change in the composition of the Board as a result of which incumbent Board members constitute less than a majority of the Board. A “constructive termination without cause” means the executive officer’s resignation following a reduction in the officer’s compensation, a material diminution in the officer’s duties and responsibilities, assignment of duties and responsibilities that are materially inconsistent with the duties and responsibilities held by the officer on the date of the agreement or that materially impair his ability to function in his then current position, or the failure of Orthovita to comply with any of the material terms of the agreement after, other than with respect to a decrease in the officer’s compensation, notice and an opportunity to cure.

In addition, Orthovita has entered into change of control agreements with David J. McIlhenny, Senior Vice President, Operations, and Maarten Persenaire, MD, Chief Medical Officer, that provide for the following severance benefits:

❖	If within one year after a Change of Control of Orthovita (as defined in Orthovita’s 1997 Equity Compensation Plan), (a) Orthovita terminates the executive’s employment for any reason other than “Cause” (as defined in Orthovita’s 1997 Equity Compensation Plan), disability or death, or (b) the executive voluntarily terminates employment with Orthovita on account of a “Constructive Termination” (as defined below), the executive will receive a series of payments that is equal to a continuation of his base salary, as in effect immediately prior to the termination of employment, for a minimum of six months but not to exceed twelve months.

❖	A “Constructive Termination” is a termination of employment at the executive’s initiative after the occurrence of any of the following events without their consent within one (1) year after a Change of Control of Orthovita: (a) a material diminution in his duties, responsibilities, authority or status, (b) a reduction in any amount of his annual base salary, or (c) the assignment to him of duties or responsibilities which are materially inconsistent with the duties, responsibilities, authority, or status of his position prior to the Change of Control or materially impair his ability to function in his then current position.

❖	Payment of the base salary will continue until the earlier of: (a) the commencement of “Comparable Employment” (as defined below), or (b) the first anniversary of termination of employment with Orthovita. Each executive’s entitlement to receive the payments described above will depend upon such executive’s execution of Orthovita’s standard separation of employment and general release at the time of termination of employment.

❖	“Comparable Employment” means that new employment with another employer after the executive’s termination that (i) pays a salary that is no less than 75% of his base salary on the termination date and (ii) requires performance of the same or similar skill levels as when employed by Orthovita.

❖	If an executive officer is eligible to receive severance benefits under the terms of a written employment agreement, severance agreement or offer letter, he will receive the benefits from either this arrangement or the prior arrangement, but not both. The executive will receive severance benefits under the arrangement that provides the higher level of benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 2002, Orthovita sold 1,000 shares of Series A Preferred Stock and Warrants to purchase 4,396,249 shares of Common Stock to OrbiMed Associates LLC, Caduceus Private Investments, LP and PW Juniper Crossover Fund, L.L.C. (collectively, “OrbiMed”) for an aggregate purchase price of $10 million. Pursuant to the terms of this financing, the holders of Series A Preferred Stock (including OrbiMed) were entitled, so long as they collectively hold 375 shares of Series A Preferred Stock, to nominate a director to the Board of Orthovita who may be an employee of or affiliated with OrbiMed. Jonathan Silverstein became a director of Orthovita in September 2002. On June 27, 2003, the shares of Series A Preferred Stock were automatically converted to Common Stock as set forth in the Statement of Designations, Rights and Preferences of the Series A Preferred Stock. Additionally, in accordance with the automatic conversion, holders of Series A Preferred Stock were no longer entitled to nominate a director to our Board. Mr. Silverstein resigned his position as director in October 2003.

AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee. The Audit Committee is comprised solely of independent directors as defined in Rule 4200(a)(15) of the NASD’s listing standards. Each Audit Committee member meets the NASD’s financial knowledge requirements, and Mary Paetzold has been designated by the Board of Directors as the “audit committee financial expert.” The Audit Committee operates under a written charter adopted by the Board of Directors, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASD. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. At the beginning of fiscal 2003, the Audit Committee was comprised of three independent directors, Messrs. Cheston, Garvey and Levande. In February 2003, Mr. Garvey resigned as a director and Ms. Paetzold was named a director and member of the Audit Committee to replace Mr. Garvey. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the primary purpose of the Audit Committee is to provide oversight of the quality and integrity of the Company’s financial statements, internal controls and financial reporting process, and the Company’s process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. In addition, the Audit Committee shall interact directly with and evaluate the performance of the independent public auditors, including determining whether to engage or dismiss the independent public auditor and to determine compensation of the independent public auditor and monitor the independent public auditor’s qualifications and independence. The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Company’s Proxy Statement. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, Orthovita’s independent public auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee’s responsibility is to monitor and oversee this process.

Among other matters, the Audit Committee monitors the activities and performance of Orthovita’s independent public auditor, including the audit scope, auditor independence matters and the extent to which the independent public auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to retain, set compensation and retention terms for, terminate, oversee and evaluate Orthovita’s independent public auditor. In March 2004, KPMG LLP was appointed as Orthovita’s independent public auditor for the fiscal year ending December 31, 2004. The appointment of KPMG LLP was made after careful consideration by the Audit Committee.

The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of Orthovita’s financial, accounting and internal controls and the quality of financial reporting. Management and independent public auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant impact or are the subject of discussions between management and the independent public auditor.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public auditor. Management represented to the Audit Committee that Orthovita’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent public auditor the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.”

Orthovita’s independent public auditor also provided the Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Committee discussed with the independent public auditor that firm’s independence.

Following the Committee’s discussions with management and the independent public auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Orthovita’s annual report on Form 10-K for the year ended December 31, 2003.

Respectfully submitted,

Mary Paetzold, Chairperson

Morris Cheston

Robert M. Levande

March 12, 2004

INDEPENDENT PUBLIC AUDITOR

The Audit Committee has selected KPMG LLP as the independent public auditor to examine the consolidated financial statements of Orthovita for 2004. A representative of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions raised at the meeting.

Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP for the audit of Orthovita’s annual consolidated financial statements included in Orthovita’s Annual Report on Form 10-K and the reviews of Orthovita’s interim consolidated financial statements included in Orthovita’s Quarterly Reports on Form 10-Q were $112,000 in 2003 and $69,500 in 2002.

Audit-Related Fees: The aggregate fees billed for professional services rendered by KPMG LLP for audit-related fees during 2003 and 2002 were $11,500 and $75,000, respectively. These services related to KPMG LLP’s issuance of consents for various registration statements, under the Securities Act of 1933, filed by Orthovita, as well as for consultation on financial accounting and reporting matters in connection with these registration statements.

Tax Fees: The aggregate fees billed by KPMG LLP for tax compliance services rendered to Orthovita during 2003 and 2002 were $25,625 and $25,000, respectively. Additionally, in 2002, KPMG LLP billed $7,000 for tax consulting services.

All Other Fees: There were no other fees billed by KPMG LLP for professional services rendered to Orthovita during 2003 or 2002.

The Audit Committee has considered the fees paid to the outside independent public auditor for services unrelated to the audit of the financial statements and the reviews of the interim financial statements referred to above, and believes the fees are compatible with maintaining the outside independent public auditor’s independence.

Pre-approval Policies and Procedures

All audit, tax and non-audit services to be performed by the Company’s independent public auditor must be approved in advance by the Audit Committee. As permitted by the SEC’s rules, the Audit Committee has adopted policies and procedures for giving such approval. The Audit Committee policy is to pre-approve any audit, tax or all other non-audit services up to $5,000 in aggregate fees. All services related to the Audit Fees, Audit-Related Fees, Tax Fees or All Other Fees described above were pre-approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable rules of the SEC.

Information Concerning Independent Public Auditor

On July 15, 2002, Orthovita, upon the recommendation and approval of its Audit Committee, dismissed Arthur Andersen LLP (“Andersen”) as principal independent public auditor for Orthovita and engaged KPMG LLP (“KPMG”) as Orthovita’s principal independent public auditor.

In connection with the audit for the year ended December 31, 2001 and the subsequent interim period through July 15, 2002 for the fiscal year ended December 31, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports on Orthovita’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Andersen on the consolidated financial statements of Orthovita, as of and for the year ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

Orthovita provided Andersen with the foregoing disclosures and requested Andersen to furnish a letter addressed to the SEC stating whether it agrees with the above statements. While Orthovita has received no information from Andersen that Andersen has a basis for disagreement with such statements, Orthovita has been unable to obtain such a letter due to the fact that the personnel primarily responsible for Orthovita’s account (including the engagement partner and manager) have left Andersen.

During the year ended December 31, 2001 and through July 15, 2002 for the fiscal year ended December 31, 2002, neither Orthovita nor someone on its behalf consulted KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Orthovita’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PROPOSAL TO AMEND AND RESTATE THE 1997 EQUITY COMPENSATION PLAN

Our Board has proposed to amend and restate our 1997 Equity Compensation Plan (the “Plan”). A copy of the Plan, as proposed to be amended and restated, is attached as Appendix C to this proxy statement.

The following table presents information concerning the number of options granted during 2003, and their respective dollar value, under the Plan.

1997 Equity Compensation Plan
Name and Position	Dollar Value ($)	Number of Options
Antony Koblish, Chief Executive Officer	$624,000	200,000
Erik M. Erbe, Ph.D., Chief Science Officer	343,200	110,000
Maarten Persenaire, M.D., Chief Medical Officer	343,200	110,000
Joseph M. Paiva, Chief Financial Officer	374,400	120,000
David J. McIlhenny, Senior Vice President, Operations	343,200	110,000
Executive Group	2,028,000	650,000
Non-Executive Director Group	671,450	205,000
Non-Executive Officer Employee Group	1,939,951	610,272
Non-Employee Consultant Group	772,662	250,100

Purpose and Effect of the Proposed Amendment and Restatement

The Plan currently has 4,850,000 shares of Common Stock reserved for issuance, and as of March 12, 2004, the Plan has 311,012 shares of Common Stock available for issuance. The Plan is intended to encourage participants to contribute to our long-term growth, to align their interests with our shareholders’ interests and to aid us in attracting and retaining officers, employees, consultants and directors of outstanding ability. Our Board of Directors believes it is in our best interest to increase the number of shares of Common Stock authorized under the Plan to 7,350,000, in order to be able to make additional awards under the Plan.

The Board has also decided to include in the amended and restated Plan a higher maximum on the number of shares that may be granted under the Plan to any individual during any calendar year. As amended and restated, this maximum number would increase from 300,000 shares to 500,000 shares. In addition, the amended and restated Plan would increase the number of shares that can be granted by the one-person committee (see “Description of the Plan” below) created under the Plan from 20,000 shares per year per employee to 50,000 shares per year per employee.

The amended and restated Plan also makes clarifying changes to permit grantees to make broker-assisted exercises in accordance with applicable law.

Description of the Plan

Except as described below, the Plan is administered by a committee (the “Compensation Committee”), consisting of two or more outside directors, as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These “outside directors” are to be non-employee directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All grants made to non-employee directors are subject to the approval of the Compensation Committee.

Employees may receive incentive stock options, nonqualified stock options, restricted stock or stock appreciation rights (“SARs”) under the Plan. Non-employee directors and consultants may receive non-qualified stock options, restricted stock or SARs. The maximum number of shares that may be subject to grants under the Plan to any individual during any calendar year is 500,000 shares.

If and to the extent options or SARs granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, or if any shares of restricted stock are forfeited, the shares subject to such grants shall again be available for purposes of the Plan.

If there is any change in the number or kind of shares of Common Stock outstanding by reason of a stock dividend, spinoff, stock split, recapitalization, merger, consolidation or other extraordinary or unusual event, the maximum number of shares available for grants, the maximum number of shares that any individual may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of grants may be appropriately adjusted by the committee.

The Compensation Committee recommends to the Board of Directors for approval all grants made to our executive officers, directors and consultants. In November 2001, the Board created a one-person committee of the board and delegated to that committee the authority to make grants under the Plan to employees of Orthovita and its subsidiaries who are not subject to the restrictions of section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of section 162(m) of the Internal Revenue Code. Under the terms of this delegation specified by the Board, the one-person committee may not make annual grants that exceed an aggregate of 50,000 shares of Common Stock per employee. The Board may also prescribe other limitations and conditions on this committee’s ability to make grants under the Plan. Antony Koblish, our Chief Executive Officer, is currently the director serving on the one-person committee. References to the “committee” mean the Compensation Committee or the one-person committee, as applicable.

The Plan provides for grants of non-qualified stock options, restricted stock or SARs to non-employee directors. The Board, as authorized under the Plan, has approved an initial grant of 25,000 fully vested non-qualified stock options upon election to the Board, an annual grant of 10,000 non-qualified stock options per calendar year, and a $15,000 annual remuneration to non-employee directors, which will be paid in the form of a restricted stock grant or a fully vested non-qualified stock option grant. In addition, The Board, as authorized under the Plan, has approved an annual grant to the Board Chairperson of 10,000 non-qualified stock options per calendar year, an annual grant to the Audit Committee Chairperson of 7,500 non-qualified stock options per calendar year, an annual grant to each Audit Committee Member of 5,000 non-qualified stock options per calendar year, and an annual grant to each Compensation Committee Member of 2,500 non-qualified stock options per calendar year, Non-qualified stock options issued to non-employee directors are granted at the then current market price of our Common Stock on the date of grant. Non-qualified stock options, which are not fully vested at the date of grant, vest 50% on date of grant and 25% for each of the following two years.

The stock option exercise prices may be equal to, greater than or less than the fair market value of a share of Common Stock on the date of grant, provided that (i) the option exercise price of an incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant and (ii) an incentive stock option that is granted to a 10% shareholder must have an exercise price of not less than 110% of the fair market of the Common Stock on the date of grant.

The committee determines the term of each stock option, which cannot exceed ten years from the date of grant. However, an incentive stock option granted to a 10% shareholder may not have a term longer than five years from the date of grant. The grantee may pay the exercise price (i) in cash, (ii) with the consent of the committee, by tendering shares of Common Stock owned by the grantee, (iii) through a broker-assisted exercise in accordance with applicable law, or (iv) by a combination of the foregoing. Options may be exercised while the grantee is an employee, consultant or member of the Board or within a specified time after termination of employment or service.

The committee may make restricted stock awards to key employees, consultants or, with Board approval, non-employee directors as it deems appropriate. The committee will establish the amount and terms of each restricted stock grant.

The committee may grant SARs to a key employee, consultant or, with Board approval, non-employee director separately or in tandem with any stock option grant. Unless the committee determines otherwise, the base amount of each SAR shall be equal to the option price of the related option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When an SAR is exercised, the grantee will receive an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the base price of the SAR. Payments shall be made in cash, Common Stock, or a combination of the two in such proportion as the committee determines.

Grants under the Plan may not be transferred except upon the grantee’s death or, with respect to grants other than incentive stock options, if permitted by the committee, pursuant to a domestic relations order. The committee may permit a grantee to transfer non-qualified stock options to family members or other persons or entities on such terms as the committee deems appropriate.

The Plan provides that, unless the committee determines otherwise, outstanding options, SARs and restricted stock awards will automatically fully vest in the event of a Change of Control. A “Change of Control” will be deemed to occur if (i) any person (excluding certain shareholders) acquires securities of Orthovita representing more than 50% of the voting power of the then outstanding securities of Orthovita, or (ii) the shareholders approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (x) the merger or consolidation of Orthovita where the shareholders immediately before the transaction will not hold, immediately after the transaction, a majority of the stock of the surviving corporation, (y) a sale of substantially all of the assets of Orthovita or (z) a liquidation or dissolution of Orthovita.

In the event of a Change of Control, the committee may require that grantees surrender their outstanding options and SARs in exchange for payment by us, in cash or Common Stock, of an amount equal to the amount by which the fair market value of the Common Stock exceeds the option price or base price of the options or SARs, and the committee may terminate unexercised options and SARs. Unless the committee determines otherwise, upon a Change of Control where Orthovita is not the surviving corporation (or survives only as a subsidiary of another corporation), outstanding grants shall be assumed by the surviving corporation.

Federal Income Tax Consequences

The current United States federal income tax treatment of grants under the Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Plan. Tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of other tax laws.

Non-qualified Stock Options

There generally are no federal income tax consequences to a participant or to Orthovita upon the grant of a non-qualified stock option.

Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Orthovita’s Common Stock at the time of exercise over the exercise price. Orthovita, generally, will be entitled to a corresponding federal income tax deduction.

Upon the sale of the shares of stock acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of income recognized at the time of exercise). The capital gain tax rate will depend on the length of time the shares are held and other factors.

Incentive Stock Options

There generally are no federal income tax consequences to a participant or to Orthovita upon the grant of an incentive stock option.

A participant will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient’s alternative minimum taxable income.

A participant will recognize income when he or she sells stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed of after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the participant will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. Orthovita will not be entitled to any corresponding tax deduction.

If a participant disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), any gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the sale price, if less) and the exercise price. Orthovita generally will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be a long-term or short-term capital gain, depending upon the length of time the shares were held before the disposition.

Restricted Stock Awards

If a participant receives a restricted stock award, the participant normally will not recognize taxable income, and Orthovita will not be entitled to a deduction, until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares (less any amounts paid for the shares) at that time. Orthovita generally will be entitled to a deduction in the same amount.

A participant may elect to recognize ordinary income in the year when the restricted stock award is awarded in an amount equal to the fair market value of the shares subject to the restricted stock award (less any amounts paid for such shares) at that time, determined without regard to any restrictions. In that event, Orthovita generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be a capital gain or loss.

Stock Appreciation Rights

There generally are no federal income tax consequences to the participant or to Orthovita upon the grant of a SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. Orthovita generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR.

Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR). The capital gain tax rate will depend on the length of time the shares were held and certain other factors.

Tax Withholding

Orthovita has the right to deduct from all grants paid in cash or other compensation, any taxes required to be withheld with respect to grants under the Plan. Orthovita may require the participant to pay to Orthovita the amount of any required withholding. The committee may permit the participant to elect to have withheld from the shares issuable with respect to an option, SAR, or restricted stock a number of shares with a value equal to the minimum required tax withholding amount.

Transfer of Stock Options

The committee may permit a participant to transfer non-qualified stock options to family members. Generally, a participant will not recognize income at the time the participant makes a gift of a non-qualified stock option to a family member. When the transferee later exercises the option, the participant (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

For federal gift tax purposes, if a participant transfers an option before the option has become exercisable, the transfer will not be considered by the Internal Revenue Service to be a completed gift until the option becomes exercisable. The value of the gift will be determined when the option becomes exercisable. Gifts of options may qualify for the gift tax annual exclusion. If a participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant’s estate for estate tax purposes if the applicable estate tax requirements have been met.

Section 162(m)

Section 162(m) of the Internal Revenue Code disallows a public company’s deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Plan is intended to permit options and SARs to qualify as performance-based compensation. Restricted stock awards will not be considered performance-based compensation.

In order to be approved, this proposal must receive the affirmative vote of more than 50% of the votes cast during the Annual Meeting, a quorum being present.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 1997 EQUITY COMPENSATION PLAN.

COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows how an initial investment of $100 in Orthovita’s Common Stock would have compared to an equal investment in the Nasdaq National Market Index and the Nasdaq Europe Stock Market Index. The graph compares the total cumulative return since June 25, 1998 (the date we began public trading of our Common Stock on the Nasdaq Europe). We began trading on the Nasdaq National Market on August 2, 2000 and we voluntarily de-listed from Nasdaq Europe on September 8, 2003 prior to the closing of that exchange.

Measurement Period	Orthovita: Nasdaq Europe	Nasdaq Europe Stock Market Index	Orthovita: Nasdaq	Nasdaq National Market Index
June 25, 1998	100	100	—	—
June 30, 1998	106	102	—	—
September 30, 1998	90	77	—	—
December 31, 1998	45	82	—	—
March 31, 1999	54	98	—	—
June 30, 1999	48	112	—	—
September 30, 1999	53	90	—	—
December 31, 1999	48	153	—	—
March 31, 2000	78	208	—	—
June 30, 2000	67	141	—	—
August 2, 2000	—	—	100	100
September 30, 2000	58	126	104	99
December 31, 2000	36	66	66	67
March 31, 2001	42	54	105	50
June 30, 2001	35	39	62	59
September 30, 2001	19	20	28	41
December 31, 2001	31	22	51	53
March 31, 2002	20	19	39	50
June 30, 2002	15	12	27	39
September 30, 2002	23	8	44	32
December 31, 2002	29	8	69	36
March 31, 2003	29	7	48	36
June 30, 2003	33	9	58	44
September 30, 2003	—	—	68	48
December 31, 2003	—	—	51	54
March 11, 2004	—	—	54	53

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, certain of our officers, and persons or entities who own more than ten percent of our Common Stock, to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our Common Stock. These directors, officers and shareholders beneficially owning more than ten percent of our Common Stock are required by regulations to furnish us with copies of all forms they file under Section 16(a).

Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers and shareholders beneficially owning more than ten percent of our Common Stock, we believe that all Section 16(a) filing requirements were satisfied during 2003.

SHAREHOLDERS’ PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the SEC governing the solicitation of proxies. To be considered for inclusion in the proxy statement and form of the proxy card relating to the 2005 Annual Meeting of Shareholders, we must receive such proposals no later than December 1, 2004. Proposals should be directed to the attention of the Secretary of Orthovita.

ANNUAL REPORT TO SHAREHOLDERS

A copy of the Annual Report for the year ended December 31, 2003 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

A copy of Orthovita’s Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC, excluding exhibits thereto, may be obtained, without charge, by contacting Joseph M. Paiva of Orthovita.

By Order of the Board of Directors,

JOSEPH M. PAIVA Corporate Secretary

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF ORTHOVITA, INC.

I.	Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Orthovita, Inc. (the “Company”) is appointed by and is responsible to the Board for the following purposes. The Committee’s purposes shall be:

A.	To provide oversight of (1) the quality and integrity of the Company’s financial statements, internal controls and financial reporting process; and (2) the Company’s process to manage business and financial risks and compliance with legal, ethical and regulatory requirements;

B.	To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors, to determine compensation of the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.	To oversee the preparation of the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the principle role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacities. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management’s representations, or to determine that the Company’s financial statements are complete and accurate, prepared in accordance with generally accepted accounting principles (“GAAP”), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent auditors are in fact “independent.”

II.	Membership

A.	The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined that the member has met the independent director requirements set forth in the Nasdaq Marketplace rules. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

1.	No Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC; and

2.	No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee.

B.	All members of the Committee must be financially literate including at least one member with accounting or related financial expertise.

C.	The members of the Committee shall be nominated by the independent directors of the full Board and appointed by a majority of the Board for one-year terms. The independent directors of the full Board shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson. The members of the Committee shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

III.	Meetings and Procedures

A.	The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

B.	The agenda for the Committee meeting will be prepared in consultation with the Committee chairperson (with input from other Committee members), the Company’s CFO and the independent auditors.

C.	The Committee shall meet with the independent auditors, management and anyone else as desired by the Committee in separate meetings or in executive session, as often as it deems necessary and appropriate in its judgment.

D.	The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

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E.	The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

F.	The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

G.	The Committee Chairperson shall report to the Board on the matters discussed at each meeting of the Committee, including all actions taken by the Committee at the meeting.

H.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

I.	The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

J.	The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting and other advisors, and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval. The Company shall provide appropriate funding, as determined by the Committee, for the payment of fees to the Company’s independent auditors.

IV.	Duties and Responsibilities

A.	Financial Reporting Process

1.	The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s Form 10-Qs, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles, critical accounting estimates, the quality of earnings, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, legal and regulatory correspondence, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

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2.	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.	The Committee shall review earnings press releases prior to their release or the Committee may delegate such responsibilities to the Chairperson.

4.	The Committee shall oversee the preparation of the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B.	Risks and Control Environment

1.	The Committee shall inquire about significant risks and exposures and assess the steps that management has taken to monitor and control such risks and exposures.

2.	The Committee shall review periodically the Company’s Code of Conduct, and the Committee shall have the authority to grant waivers of the Company’s Code of Conduct to the Company’s directors and executive officers. The Committee must review and approve any “related party” transaction as defined in Item 404(a) of Regulation S-K, promulgated by the Securities and Exchange Commission, before it is consummated.

3.	The Committee shall meet periodically with the independent auditors and senior personnel performing the compliance officer function to review the Company’s policies and procedures regarding disclosures that may affect the financial statements and compliance with applicable laws and regulations and the Company’s Code of Conduct. The Committee shall review the certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

4.	The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss with the independent auditors the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

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C.	Independent Auditors

1.	The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors and audit firms other than the principal independent auditors. The independent auditors shall report directly to the Committee. The Committee shall provide the independent auditors of the Company with full access to the Committee.

2.	The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services and the fees for such services. Pre-approval of non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

3.	Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements on the lead audit partner and other independence rules on the staffing.

4.	The Committee shall, at least annually, obtain and review a report by the independent auditors describing: all relationships between the firm and the Company in order to assess the firm’s independence.

5.	The Committee shall review any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, quality, application, and disclosure of critical accounting policies and practices, all alternative treatments, assumptions, estimates or methods that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.	The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and management’s response to same, any significant changes required in the independent auditors’ audit plan, and any other matters required to be brought to its attention under auditing standards (e.g., Statement on Auditing Standards No. 61 and Independent Standards Board Standard No. 1, as amended), and shall resolve any disagreements between the independent auditors and management.

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7.	After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

8.	The Committee shall approve the hiring by the Company of employees or former employees of the independent auditors.

D.	Evaluations and Reports

1.	The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance.

E.	Other Matters

1.	The Committee shall review procedures for the approval of all related-party transactions involving executive officers and directors.

2.	The Committee shall review procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4.	The Committee shall maintain free and open communication with the Board, management, the internal auditor, if any, and the independent auditors.

5.	The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law, as the Committee or the Board may deem necessary or appropriate.

6.	The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Appendix B

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF ORTHOVITA, INC.

I.	Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (“Board”) of Orthovita, Inc. (the “Company”) is appointed by, and generally acts on behalf, of the Board. The Committee’s purposes shall be:

A.	To advise the Board regarding the operations of the Board;

B.	To identify individuals qualified to serve as members of the Board, to recommend to the Board the nominees for election as directors at the next annual meeting of shareholders and to recommend to the Board individuals to fill vacancies on the Board;

C.	To recommend to the Board the responsibilities of each Board committee, the structure and operation of each Board committee, and the directors for assignment to each Board committee;

D.	To oversee the Board’s annual evaluation of its performance and the performance of other Board committees; and

E.	To develop and recommend to the Board corporate governance guidelines for the Company and to periodically review such guidelines.

II.	Membership

A.	The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent.

B.	The members of the Committee shall be appointed by a majority of the whole Board and shall serve for one-year terms or until their successors shall be appointed, subject to their earlier resignation, retirement or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

III.	Meetings, Procedures and Funding

A.	The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than two times per year. A majority of the members of the Committee shall constitute a quorum.

B.	The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

C.	The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

D.	The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

E.	The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter.

F.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

G.	The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

H.	The Committee shall have the sole authority, and necessary funding, to retain, set compensation and retention terms for, and terminate any consultants, legal counsel or other advisors, including any search firm to be used to identify director candidates, that the Committee determines to employ to assist it in the performance of its duties.

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A.	Board Size and Composition

1.	Consider and recommend to the Board the appropriate size, function, and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business.

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2.	Determine what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, and actively seek individuals qualified to become Board members.

3.	Recommend to the Board one member of the Board to serve as Chairperson of the Board. .

4.	Evaluate potential directors and recommend to the Board the director nominees of the Board to be elected by the shareholders at the Company’s next annual meeting of shareholders and, where applicable, recommend to the Board individuals to fill vacancies on the Board. In recommending nominees, the Committee shall consider individuals recommended by Company shareholders. Such recommendations should be submitted to the Secretary of the Company at least 120 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of shareholders. In considering nominees, the Committee should address the performance and contribution of incumbent directors, as well as the qualifications of new nominees.

B.	Board Committees

1.	Recommend to the Board the responsibilities of the Board committees, including each committee’s structure, operations and authority to delegate to subcommittees.

2.	Review and recommend to the Board the charter of each of the Board committees.

3.	Evaluate and recommend to the Board those directors to be appointed to the various Board committees, including the persons recommended to serve as chairperson of each committee. In making its evaluations and recommendations, the Committee should consider: (i) the qualifications for membership on each committee; (ii) the extent to which there should be a policy of periodic rotation of directors among the committees; (iii) any limitations on the number of consecutive years a director should serve on any one committee; and (iv) the number of boards and other committees on which the directors serve.

C.	Evaluation of the Board and Board Committees

1.	Oversee the annual evaluation of the Board and the other Board committees, and deliver reports to the Board setting forth the results of such evaluations.

2.	Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the

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adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

D.	General Corporate Governance Matters

1.	Periodically review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend any changes to the Board for its approval.

2.	Recommend other corporate governance related matters for consideration by the Board, including but not limited to: (i) the structure of Board meetings, including recommendations for the improvement in the conduct of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of Boards on which a director may serve; (v) director orientation and training; and (vi) the service of the Company’s senior executives as directors of other companies.

3.	Review and make recommendations to the Board regarding senior management succession planning.

4.	Recommend to the Board individuals to be elected by the Board as officers of the Company.

5.	Review and make recommendations to the Board regarding senior management organization and responsibilities.

6.	Review and make recommendations to the Board regarding shareholder proposals for inclusion in the proxy statement, including nominations of directors, and the Board’s responses thereto.

7.	Review annually and make recommendations to the Board regarding the Company’s Code of Conduct.

8.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

9.	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

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Appendix C

ORTHOVITA, INC.

1997 EQUITY COMPENSATION PLAN

As Amended and Restated through May 4, 2004

The purpose of the Orthovita, Inc. 1997 Equity Compensation Plan (the “Plan”) is to provide (i) designated key employees of Orthovita, Inc. (the “Company”) and its subsidiaries, (ii) consultants who perform valuable services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1. Administration

(a) The Plan shall be administered and interpreted by the Board or by a committee consisting of two or more persons appointed by the Board. However, the Board must approve all grants made to members of the Board who are not employees of the Company. Except as provided in the preceding sentence, if the Company has a public offering of Company stock as described in Section 19(b) (“Public Offering”), the Plan shall be administered by a committee appointed by the Board, which may consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and related Treasury regulations, and “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and references in the Plan to the “Board,” as they relate to administration of the Plan, shall be deemed to refer to the committee.

(b) The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, (iv) establish the terms of any non-compete provisions applicable to grants and the terms of any applicable shareholder’s agreement, and (v) deal with any other matters arising under the Plan.

(c) The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board’s interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) Delegation of Authority. Notwithstanding the foregoing, the Board may delegate to the Chief Executive Officer, in his capacity as a Board member of the Company, the authority to make grants under the Plan, which grants shall not exceed 50,000 option shares to any person per year, to employees of the Company and its subsidiaries who are not subject to the restrictions of section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of section 162(m) of the Code. The grant of authority under this subsection 1(d) shall be subject to such conditions and limitations as may be determined by the Board.

2. Grants

Awards under the Plan shall consist of grants of Incentive Stock Options and Nonqualified Stock Options as described in Section 5 (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), restricted stock as described in Section 6 (“Restricted Stock”) and stock appreciation rights as described in Section 7 (“SARs”) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument (the “Grant Instrument”) or in an amendment to the Grant Instrument. The Board shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan

(a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued under the Plan is 7,350,000 shares. After the effective date of a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 500,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

(b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be proportionately adjusted by the

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Board to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Board shall be final, binding and conclusive.

4. Eligibility for Participation

(a) All key employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, shall be eligible to participate in the Plan. Any consultants who perform valuable services to the Company or any of its subsidiaries (“Consultants”) and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan, but shall not be eligible to receive Incentive Stock Options. Consultants who perform services to the Company or any of its subsidiaries shall be eligible to participate in the Plan if the Consultants render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

(b) The Board shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Consultants and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees”. If a committee is appointed to administer the Plan, the Board shall nevertheless approve all Grants to Non-Employee Directors.

(c) Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.

5. Stock Options

(a) Number of Shares. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b) Type of Option and Price.

(i) The Board may grant Options intended to qualify as “incentive stock options” within the meaning of section 422 of the Code (“Incentive Stock Options”) or options that are not intended so to qualify (“Nonqualified Stock Options”) or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted;

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provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii) If the Company Stock is traded in a public market, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of the Nasdaq Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not traded in a public market or subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(c) Option Term. The Board shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Option term does not exceed five years from the date of grant.

(d) Exercisability of Options. Options shall become exercisable in accordance with the terms and conditions determined by the Board and specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Consultant or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a “disability”, death, or “termination for cause”, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days of the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(ii) In the event the Grantee ceases to be employed by the Company on account of a “termination for cause” by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

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(iii) In the event the Grantee ceases to be employed by the Company because the Grantee is “disabled”, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified in the Grant Instrument), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(v) For purposes of this Section 5(e) and Sections 6 and 7:

(A) The term “Company” shall mean the Company and its subsidiaries.

(B) “Employed by the Company” shall mean employment as an Employee, Consultant or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment until the Grantee ceases to be an Employee, Consultant and member of the Board), unless the Board determines otherwise in the Grant Instrument.

(C) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.

(D) “Termination for cause” shall mean, except to the extent otherwise provided in a Grantee’s Grant Instrument, a finding by the Board, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee’s employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all Option shares for any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

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(f) Exercise of Options.

(i) The Grantee shall pay the Exercise Price for an Option as specified in the Grant Instrument (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) through a broker-assisted exercise as described below, or (z) through any combination of the foregoing. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) promptly, but in no event later than the date of delivery of the shares. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

(ii) A Grantee may exercise an Option by delivering to the Company a notice of exercise, in accordance with procedures permitted by Regulation T of the Federal Reserve Board, instructing the Company to deliver shares of Company Stock due upon the exercise of the Option to any registered broker or dealer designated by the Board in lieu of delivery to the Grantee. Such instructions shall designate the account into which the shares are to be deposited.

(g) Limit on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

6. Restricted Stock Grants

The Board may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Grant of Restricted Stock, upon such terms as the Board deems appropriate. The following provisions are applicable to Restricted Stock:

(a) General Requirements. Shares of Company Stock issued pursuant to Restricted Stock Grants may be issued for consideration or for no consideration, as determined by the Board. The Board shall establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Board deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period”.

(b) Number of Shares. The Board shall determine the number of shares of Company Stock to be issued pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

(c) Requirement of Employment. If the Grantee ceases to be employed by the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall

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terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 9(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

(f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

7. Stock Appreciation Rights

(a) General Requirements. The Board may grant SARs to an Employee, Consultant or Non-Employee Director separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Board shall establish the base amount of the SAR at the time the SAR is granted. Unless the Board determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is

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employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

(e) Form of Payment. The Board shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Board deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

8. Withholding of Taxes

(a) All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) If the Grant Instrument (or an amendment) so provides, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to an Option, SAR or Restricted Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

9. Transferability of Grants

(a) Only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. The Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

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(b) Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Board may determine, provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option continues to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a person who is a shareholder of the Company as of the effective date of this Plan) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; or

(b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation, dissolution or statutory exchange of the Company.

11. Consequences of a Change of Control

(a) Upon a Change of Control, unless the Board determines otherwise, (i) the Company shall provide each Grantee who holds outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

(b) Unless the Board determines otherwise, upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Grants shall be assumed by, or replaced with comparable options, rights or stock by, the surviving corporation.

(c) Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Board may take one or both of the following actions: the Board may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the

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Grantee’s outstanding Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

(d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Board shall not have the right to take actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

12. Requirements for Issuance of Shares

(a) The Board may require that a Grantee execute a shareholder’s agreement, with such terms as the Board deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

(b) No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

13. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that any amendment that increases the aggregate number of shares of Company Stock that may be issued under the Plan (other than by operation of Section 3(b)) shall be subject to approval by the shareholders of the Company, and provided, further, that, after the effective date of a Public Offering, the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or unless it is extended by the Board with the approval of the shareholders.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of

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a Grantee unless the Grantee consents or unless the Board acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Participants

Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

16. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18. Effective Date of the Plan.

(a) Subject to the approval of the Company’s shareholders, this Plan shall be effective as of January 21, 1997. The amended and restated Plan is effective as of May 4, 2004.

(b) The provisions of the Plan that are applicable after a Public Offering of Company stock shall be effective, if at all, upon the initial registration of the Company stock under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

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19. Miscellaneous

(a) Substitute Grants. The Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, after a Public Offering, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under such Act. The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under this Section.

(c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

(d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

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[FRONT]

ORTHOVITA, INC.

2004 Annual Meeting of Shareholders—May 4, 2004

This Proxy Is Solicited on Behalf of the Board of Directors of Orthovita, Inc.

The undersigned, having duly received notice of the meeting, the proxy statement, and annual report of Orthovita, Inc., and revoking all prior proxies, hereby appoints Joseph M. Paiva, proxy of the undersigned (with full power of substitution), for and in the name(s) of the undersigned, to vote all shares of stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Orthovita, Inc. to be held at the Desmond Hotel, One Liberty Boulevard, Malvern, Pennsylvania, 19355, USA at 10:00 a.m. (Eastern daylight time), on Tuesday, May 4, 2004 and any adjourned sessions thereof, subject to the directions indicated on this proxy. Each of the matters set forth herein is being proposed by Orthovita, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2.

☒ Please mark your votes as in this example.

1.	TO ELECT A BOARD OF DIRECTORS (nominees Morris Cheston, Jr., David Fitzgerald, Antony Koblish, Robert M. Levande, Mary Paetzold and Russell B. Whitman).

☐ FOR	☐ WITHHELD	☐ FOR ALL EXCEPT

To withhold authority to vote for a particular nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) on the line provided:

2.	TO APPROVE THE AMENDED AND RESTATED ORTHOVITA, INC. 1997 EQUITY COMPENSATION PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENTS THEREOF.

[REVERSE]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED ON THIS PROXY CARD, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

Attendance of the undersigned at the meeting or at any adjournment sessions thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or sessions the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Orthovita, Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

DATE:

SIGNATURE:

PRINTED NAME:

SIGNATURE (if held jointly):

EMAIL:

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such, and if signed as a corporation or other entity, please sign with the entity name by duly authorized officer or officers. Joint owners should each sign personally.